UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

BLACK DIAMOND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 First Street, 18th Floor

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 252-0848

(Registrant’s telephone number, including area code)

One Main Street, 14th Floor

Cambridge, MA 02142

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 21, 2026, Black Diamond Therapeutics, Inc. (the “Company”) issued a press release titled “Black Diamond Therapeutics Announces Positive Phase 2 Results for Silevertinib in Frontline NSCLC Patients with EGFR Non-Classical Mutations.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 21, 2026, the Company announced results from its Phase 2 trial of silevertinib in frontline (“1L”) non-small cell lung cancer (“NSCLC”) patients with epidermal growth factor receptor (“EGFR”) non-classical mutations (“NCMs”).

Silevertinib 1L NSCLC Phase 2 Results Summary

Forty-three frontline NSCLC patients harboring a broad spectrum of EGFR-NCMs, including compound and P-Loop and C-Helix Compressing (“PACC”) mutations, were enrolled, including 19 patients with brain metastases, seven of whom had measurable central nervous system (“CNS”) target lesions. All patients were enrolled at a 200 mg oral daily dose (“QD”) of silevertinib. Efficacy and safety were assessed with an April 11, 2026 data cutoff date; median follow-up time as of this date was 11.2 months, and the study remains ongoing.

Key data highlights include:

•	Durability

o	Preliminary median progression-free survival is 15.2 months (95% CI: 10.8, NE)

o	Median duration of response (“DOR”) had not been reached (95% CI: 7.0, NE)

o	23 of 43 patients (53%) remain on therapy, with longest at 23.5 months

•	CNS Activity

o	No patients developed de novo brain metastases

o	Previously disclosed CNS Objective Response Rate (“ORR”) (ORR by RANO-BM) remained at 86%

•	ORR and DCR

o	Previously disclosed ORR (ORR by RECIST 1.1) and Disease Control Rate (“DCR”) remained at 60% and 91%, respectively

o	Variant allele frequency reduction observed in all evaluable patients across 25 unique EGFR-NCMs, including PACC

•	Safety

o	No new safety signals were observed

o	The rate of treatment-related adverse events > Grade 3 was reduced to 28% following dose reduction

o	Patients maintained or deepened clinical responses after dose reduction

o	Safety and efficacy data support 150 mg QD for pivotal development

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: the continued development and advancement of silevertinib, including the ongoing Phase 2 clinical trials and the timing of clinical updates for silevertinib in patients with NSCLC and in patients with GBM, the potential of silevertinib to address the unmet medical need for newly diagnosed GBM patients and newly diagnosed NSCLC patients with non-classical EGFR mutations and benefit patients with NSCLC across multiple lines of therapy, the potential future development plans for silevertinib in NSCLC and GBM, and the competitive landscape and market for silevertinib or any of the Company’s other current or future product candidates, including statements relating to the estimated percentage of newly diagnosed NSCLC patients with non-classical EGFR mutations and the potential addressable patient population. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the United States Securities and Exchange Commission (the “SEC”) and in its subsequent filings filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by Black Diamond Therapeutics, Inc. dated May 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Diamond Therapeutics, Inc.

Date: May 21, 2026	By:	/s/ Brent Hatzis-Schoch
Brent Hatzis-Schoch
Chief Operating Officer and General Counsel